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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  January 5, 2006
                                                   (December 31, 2005)
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                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Ohio                             0-13507              34-1395608
           ----                             -------              ----------
(State or other jurisdiction           (Commission File         (IRS Employer
of incorporation or organization)           Number)          Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (419) 783-8950
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 2.01. Completion of Acquisition or Disposition of Assets

         Rurban Financial Corp., an Ohio corporation ("Rurban"), completed the acquisition of Exchange Bancshares, Inc., an Ohio corporation ("Exchange"), and its wholly-owned subsidiary, Exchange Bank, headquartered in Luckey, Ohio, effective after the close of business on December 31, 2005. In accordance with the terms and conditions of the Agreement and Plan of Merger, dated as of April 13, 2005, by and between Rurban and Exchange (the "Merger Agreement"), Exchange was merged with and into Rurban, with Rurban being the surviving corporation in the merger. As a result of the merger, Exchange Bank became a wholly-owned bank subsidiary of Rurban. As of September 30, 2005, Exchange had consolidated assets of $82.2 million, total loans of $58.3 million and total deposits of $71.1 million.

         Pursuant to the terms and conditions of the Merger Agreement, each of the 586,644 issued and outstanding common shares of Exchange were converted on December 31, 2005 into the right to receive either $22.00 in cash or 1.555 common shares of Rurban. Shareholders of Exchange who own 100 or fewer shares will receive all cash, while shareholders of Exchange who own more than 100 shares may elect to receive cash, Rurban common shares or a combination of cash and Rurban common shares. Elections made by Exchange shareholders may be prorated, if necessary, to ensure that the aggregate consideration paid by Rurban to Exchange shareholders, including cash paid in lieu of the issuance of fractional shares, equals $6,453,084. Rurban will use a portion of the proceeds of its September 15, 2005 trust preferred securities offering to fund the cash portion of the merger consideration.

         A copy of the press release announcing the completion of the acquisition of Exchange is furnished as Exhibit 99 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

(a)      Financial statements of business acquired

         The financial statements of the business acquired are not being filed with this report. Such financial statements, if required, will be filed by amendment to this report within 71 days after the date that this report on Form 8-K is required to be filed.

(b)      Pro forma financial information

         Pro forma financial information is not being filed with this report. Such pro forma financial information, if required, will be filed by amendment to this report within 71 days after the date that this report on Form 8-K is required to be filed.



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(c)      Exhibits



  Exhibit No.                      Description                                         Location
  -----------                      -----------                                         --------
       2             Agreement and Plan of Merger, dated as of         Incorporated herein by reference to Rurban's
                     April 13, 2005, by and between Rurban             Current Report on Form 8-K filed April 14,
                     Financial Corp. and Exchange Bancshares, Inc.     2005 (File No. 0-13507) [Exhibit 2.1]

       99            News Release issued by Rurban Financial           Filed herewith
                     Corp. on January 3, 2006




   [Remainder of page intentionally left blank; signature on following page.]



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RURBAN FINANCIAL CORP.


Dated:  January 5, 2006                     By: /s/ Duane L. Sinn
                                               ---------------------------------
                                                Duane L. Sinn
                                                Chief Financial Officer





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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                              Dated January 5, 2006

                             Rurban Financial Corp.




  Exhibit No.                      Description                                         Location
  -----------                      -----------                                         --------
       2             Agreement and Plan of Merger, dated as of         Incorporated herein by reference to Rurban's
                     April 13, 2005, by and between Rurban             Current Report on Form 8-K filed April 14,
                     Financial Corp. and Exchange Bancshares, Inc.     2005 (File No. 0-13507) [Exhibit 2.1]

       99            News Release issued by Rurban Financial           Filed herewith
                     Corp. on January 3, 2006




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